ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

(each a “Fund” and collectively the “Funds”)

Supplement dated October 1, 2014

To the Statutory Prospectus dated April 30, 2014, as supplemented on July 3, 2014

and

To the Elfun Government Money Market Fund Summary Prospectus dated April 30, 2014

Retention of Sub-Adviser for Elfun Government Money Market Fund

Effective October 1, 2014, GE Asset Management Incorporated entered into an investment sub-advisory agreement with SSgA Funds Management, Inc. (“SSgA FM”), pursuant to which SSgA FM will serve as investment sub-adviser to the Elfun Government Money Market Fund (the “Money Market Fund”). Therefore, the Elfun Funds statutory prospectus dated April 30, 2014, as supplemented (the “Prospectus”), and the Money Market Fund summary prospectus dated April 30, 2014 (the “Summary Prospectus”), are revised as follows:

On page 20 of the Prospectus, and on page 1 of the Summary Prospectus, the section entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Expenses
Sub-Adviser Fee	0.02%
Adviser Management Expense	0.09%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.26%

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your units at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

On page 20 of the Prospectus, and on page 1 of the Summary Prospectus, under the section entitled “Principal Investment Strategies,” the last paragraph is deleted and replaced with the following:

The sub-adviser may consider the following factors when buying and selling securities for the Fund: (i) portfolio liquidity, (ii) redemption requests, (iii) yield management, and (iv) credit management.

On page 21 of the Prospectus, and on page 2 of the Summary Prospectus, under the section entitled “Performance,” the following new sentence is added at the end of the first paragraph:

SSgA Funds Management, Inc. became the Fund’s sub-adviser on October 1, 2014.

On page 21 of the Prospectus, and on page 2 of the Summary Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Investment Sub-Adviser

SSgA Funds Management, Inc. (“SSgA FM”)

On page 37 of the Prospectus, within the section entitled “About the Portfolio Managers,” the following new paragraph is added at the end of the sub-section entitled “Portfolio Management Teams”:

Elfun Government Money Market Fund is managed by SSgA FM, a sub-adviser retained by GE Asset Management to provide day-to-day management of the Fund’s assets. Additional information about the sub-adviser can be found under the section entitled “About the Sub-Adviser” later in this Prospectus.

On page 38 of the Prospectus, within the section entitled “About the Portfolio Managers,” the following new sub-section is added after the sub-section entitled “Portfolio Manager Biographies”:

About the Sub-Adviser

GE Asset Management seeks to make the best managers available to Fund unitholders, whether that means accessing GE Asset Management’s wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Funds. GE Asset Management is proud to engage the following sub-adviser who is primarily responsible for the day-to-day management of the investment program for the Elfun Government Money Market Fund.

SSgA Funds Management, Inc. (“SSgA FM”)

State Street Financial Center

One Lincoln Street

Boston, MA 02111-2900

SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of June 30, 2014, SSgA FM had approximately $371.78 billion in assets under management. SSgA FM and other advisory affiliates of State Street

Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. As of June 30, 2014, SSgA had approximately $2.48 trillion in assets under management.

*****

Manager of Managers Order

On pages 35-36 of the Prospectus, within the section entitled “About the Investment Adviser, Distributor and Servicing Agent,” the first paragraph under the sub-section entitled “Manager of Managers Structure” is deleted in its entirety and replaced with the following:

GE Asset Management and the Funds have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that gives the Funds relief to operate under a manager of managers structure (the “Manager of Managers Structure”). Under the Manager of Managers Structure, GE Asset Management, with the approval of the Board of Trustees, may appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without obtaining the approval of unitholders. GE Asset Management, however, retains responsibility, subject to oversight of the Board of Trustees, for overseeing the Funds’ sub-advisers and recommending to the Board their hiring, termination, or replacement. The adoption of the Manager of Managers Structure by a Fund requires prior unitholder approval, which has been obtained for each of the Funds, except for the Elfun Trusts and the Elfun International Equity Fund. The Elfun Government Money Market Fund is the only Fund that currently employs a sub-adviser.

This Supplement should be retained with your

Summary Prospectus and Prospectus for future reference.